UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2023

Trimble Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)
10368 Westmoor Dr, Westminster, CO 80021
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 887-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TRMB	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.
On November 1, 2023, Trimble Inc. (“Trimble” or the “Company”) announced that David G. Barnes, current Chief Financial Officer of the Company, will be retiring and leaving the Company at the end of May 2024. The Company has named Phillip Sawarynski as Mr. Barnes’s successor in that role. Mr. Sawarynski currently serves as Vice President of Corporate Development, Treasurer, and Managing Director and Co-Lead at Trimble Ventures.
Mr. Sawarynski joined the Company in 2009 and has served as the Company’s Treasurer since 2018 as well as Managing Director and Co-Head of Trimble Ventures since 2021 and Vice President of Corporate Development since 2022. Mr. Sawarynski served as Finance Director in the Company’s agriculture division from 2009 to 2011 and in the Company’s Geospatial business segment from 2011 to 2013. From 2013 to 2015, Mr. Sawarynski served as General Manager of the Company’s imaging division and, from 2015 to 2018, as Sector Vice President of Finance in the Company’s mobility and intelligent transportation sectors.
Prior to joining the Company, Mr. Sawarynski served as CFO of Nexus Corporation and held a variety of finance and engineering positions at Ford Motor Company, Dow Chemical Company, and International Paper Company. He holds a Bachelor of Science degree in Chemical Engineering from the University of Michigan, and a Master of Science in Industrial Administration (MBA) from Carnegie Mellon University.
The selection of Mr. Sawarynski to serve as Chief Financial Officer was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Sawarynski and any director or other executive officer of the Company and there are no related persons transactions between the Company and Mr. Sawarynski reportable under Item 404(a) of Regulation S-K.
The Company expects to enter into a new compensation arrangement with Mr. Sawarynski and will disclose the material terms of this arrangement in a subsequent filing.
Item 7.01 Regulation FD Disclosure.
The Company issued a press release on November 1, 2023, announcing the changes described herein. The press release making this announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
    (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 1, 2023, issued by Trimble Inc.
104	The cover page from this Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE INC.
a Delaware corporation

Dated: November 1, 2023	By:	/s/ JENNIFER A. ALLISON
Jennifer A. Allison General Counsel and Secretary